UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  July 31, 1998


                             SILICONIX INCORPORATED
             (Exact name of registrant as specified in its charter)


        DELAWARE                    0-3698                  94-1527868
(State or other jurisdiction of     (Commission             (I.R.S. Employer
incorporation or organization)   File Number)            Identification No.)


                              2201 LAURELWOOD ROAD
                          SANTA CLARA, CALIFORNIA 95054
                    (Address of principal executive offices)


                                 (408) 988-8000
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE.
         (Former name or former address, if changed since last report.)


                                                           The Index to Exhibits
                                                               is on page 4.

                                  Page 1 of 4


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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

    (a) Effective July 31, 1998, the Board of Directors selected Ernst & Young LLP ("Ernst & Young") to replace KPMG Peat Marwick LLP ("KPMG") as the registrant's independent accountant. KPMG's audit reports on the registrant's financial statements for the fiscal years ended December 31, 1997 and 1996 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Furthermore, during fiscal 1996 and 1997 and the subsequent interim period preceding the replacement of KPMG, there were no disagreements between the registrant and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to KPMG's satisfaction, would have caused them to make reference to the subject of such disagreement in connection with their reports. A letter from KPMG Peat Marwick LLP is attached as Exhibit 16 hereto.

    (b) The registrant has not consulted Ernst & Young regarding (i) the application of accounting principles to any transaction, (ii) the type of audit opinion that might be rendered on the registrant's financial statements or (iii) any disagreement or reportable event.

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                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SILICONIX INCORPORATED



Date:  August 3, 1998               By  /s/King Owyang
                                      ----------------
                                      King Owyang
                                      President and CEO

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                                INDEX TO EXHIBITS


                             Exhibit
                             -------


        16   Letter from KPMG Peat Marwick to Securities and Exchange Commission


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